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       AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

                            Dated as of May 20, 2005

                                      Among

                     PRUDENTIAL INVESTMENT MANAGEMENT, INC.
                         AND THE PRUDENTIAL NOTEHOLDERS,

                              BANK OF AMERICA, N.A.
                      AS THE SOLE CREDIT AGREEMENT LENDER,

                              THE 1997 NOTEHOLDERS,

                              THE 1998 NOTEHOLDERS,

                             NORTHWEST PIPE COMPANY
                          AND THE OTHER CREDIT PARTIES,

                                       and

                              BANK OF AMERICA, N.A.

                               as Collateral Agent

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

                              AMENDED AND RESTATED
                 INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

      THIS AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT ("Agreement"), dated as of May 20, 2005, which amends and restates in its entirety that certain Intercreditor and Collateral Agency Agreement, dated as of February 25, 2004 (the "Original Intercreditor Agreement"), by and among Northwest Pipe Company, an Oregon corporation (the "Company"), certain parties hereto and certain other Persons, is entered into by and among (i) (a) Prudential Investment Management, Inc. ("PIM"), (b) The Prudential Insurance Company of America ("Prudential"), as the holder of the Prudential Series A Notes, a holder of Prudential Series B Notes, a holder of Prudential Series C Notes and the holder of the Prudential Series D Notes, (c) Prudential Retirement Insurance and Annuity Company ("PRIAC") as a holder of Prudential Series B Notes and a holder of Prudential Series C Notes and (d) any other Prudential Affiliates that hereafter become initial purchasers of Prudential Shelf Notes and execute a Joinder Agreement (Secured Creditor) (together with the successors, transferees and assigns of any of the foregoing holders of Prudential Series A Notes, Prudential Series B Notes, Prudential Series C Notes, Prudential Series D Notes or Prudential Shelf Notes that execute a Joinder Agreement (Secured Creditor), the "Prudential Noteholders"), (ii) Bank of America, N. A., a national banking association ("BofA"), in its individual capacity as the lender and the issuing bank under the Credit Agreement (together with the successors, transferees and assigns of BofA that execute a Joinder Agreement (Secured Creditor), the "Credit Agreement Lenders"), (iii) each of the holders of 1997 Notes identified as "1997 Noteholders" on the signature pages hereto (together with the successors, transferees and assigns of any of them that execute a Joinder Agreement (Secured Creditor), the "1997 Noteholders"),
(iv) each of the holders of 1998 Notes identified as "1998 Noteholders" on the signature pages hereto (together with the successors, transferees and assigns of any of them that execute a Joinder Agreement (Secured Creditor), the "1998 Noteholders"), (v) BofA, in its capacity as collateral agent for the Secured Creditors (in such capacity, together with all successors and assigns in such capacity, the "Collateral Agent") and (vi) for purposes of Sections 4.1(a), 4.4, 5.2, 5.8, 5.9, Article VI, Section 7.8 and Article VIII only, the Company, and any other Persons that hereafter become guarantors or other co-obligors of any of the Secured Obligations and execute a Joinder Agreement (Additional Credit Party) (together with the Company, the "Credit Parties").

                                    RECITALS

      A. The Company, on the one hand, and PIM and Prudential, on the other hand, have entered into that certain Note Purchase and Private Shelf Agreement, dated as of February 25, 2004, as modified by that certain Letter Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Prudential Note Agreement"), pursuant to which (i) the Company issued to Prudential on February 25, 2004 the Company's 8.75% senior secured promissory term notes due February 25, 2014 in the aggregate original principal amount of $15,000,000 (the "Prudential Series A Notes"), (ii) the Company issued to Prudential and PRIAC on June 21, 2004 the Company's 8.47% senior secured promissory term notes due June 21, 2014 in the aggregate original principal amount of $10,500,000 (the "Prudential Series B Notes"), (iii) the


                                       1.

Company issued to Prudential and PRIAC on October 26, 2004 the Company's 7.36% senior secured promissory term notes due October 26, 2014 in the aggregate original principal amount of $10,000,000 (the "Prudential Series C Notes"), (iv) the Company issued to Prudential on January 24, 2005 the Company's 7.32% senior secured promissory term notes due January 24, 2015 in the aggregate original principal amount of $4,500,000 (the "Prudential Series D Notes"), and (v) PIM and Prudential Affiliates are willing to consider, in their sole discretion and within limits which may be authorized for purchase by them from time to time, the purchase of the Company's senior secured promissory term notes in the aggregate principal amount of up to $20,000,000 (the "Prudential Shelf Notes" and, together with the Prudential Series A Notes, the Prudential Series B Notes, the Prudential Series C Notes and the Prudential Series D Notes the "Prudential Notes").

      B. The Company and BofA are entering into that certain Credit Agreement, dated as of the date hereof (and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which BofA is extending to the Company a line of credit in the aggregate commitment amount of $65,000,000 for the making of Revolving Advances, with a $15,000,000 sublimit thereunder for the issuance of Letters of Credit.

      C. The Company and the Purchasers named therein have entered into that certain Note Purchase Agreement, dated as of November 1, 1997, as amended (and as the same may be further amended, supplemented or otherwise modified from time to time, the "1997 Note Agreement"), pursuant to which the Company has issued its 6.87% Senior Notes due November 15, 2007 in the aggregate original principal amount of $35,000,000 (the "1997 Notes").

      D. The Company and the Purchasers named therein have entered into that certain Note Purchase Agreement, dated as of April 1, 1998, as amended (and as the same may be further amended, supplemented or otherwise modified from time to time, the "1998 Note Agreement"), pursuant to which the Company has issued its 6.91% Series B Senior Notes due April 1, 2008 in the aggregate original principal amount of $30,000,000 (the "1998 Notes").

      E. The Company and BofA are entering into that certain Second Amended and Restated Security Agreement, dated as of May 26, 2005 date hereof (and as the same may be further amended, supplemented or otherwise modified from time to time, the "Security Agreement"), which provides, among other things, that the security interest in the collateral described therein is created in favor of BofA, in its capacity as the Collateral Agent for the benefit of the Secured Creditors, to secure the Secured Obligations.

      F. The parties hereto desire to set forth their agreement regarding, among other things, (i) the appointment, duties and responsibilities of the Collateral Agent with respect to the Collateral, (ii) the application to the Secured Obligations of cash received by the Collateral Agent from dispositions of Collateral or cash turned over to the Collateral Agent by the Secured Creditors under certain circumstances for sharing by the Secured Creditors and (iii) the agreement of the Secured Creditors as to the decisions relating to the exercise of remedies under this Agreement.


                                       2.

      In consideration of the above Recitals and the mutual covenants contained herein, the Secured Creditors, the Collateral Agent, and, solely for purposes of Sections 4.1(a), 4.4, 5.2, 5.8, 5.9, Article VI, Section 7.8 and Article VIII, the Company and each other Credit Party, hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      Section 1.1 Definitions of Certain Terms. As used herein, the following terms have the respective meanings set forth below:

      "1997 Note Agreement" has the meaning specified in Recital C hereto.

      "1997 Note Documents" means the 1997 Note Agreement, the 1997 Notes, the 1997 Notes Subsidiary Guaranty, the Collateral Documents and any other agreement, certificate, instrument or other document related to any of the foregoing, in each case as amended, restated, extended, supplemented or otherwise modified from time to time.

      "1997 Note Obligations" means, at any time, the sum (without duplication) of the following:

            (i) the aggregate principal amount of the 1997 Notes outstanding at such time and the aggregate amount of accrued and unpaid interest thereon at such time;

            (ii) the aggregate Make-Whole Amount, if any, payable in respect of such principal amount (calculated, after the occurrence and during the continuance of an Enforcement Event, under the assumption that the amounts set forth in clause (i) above are due and payable at such time) and the aggregate amount of accrued and unpaid interest thereon at such time; and

            (iii) the aggregate amount of all other monetary obligations of the Company and the other Credit Parties that are accrued and owing at such time to the 1997 Noteholders or any of them under the 1997 Note Agreement and the other 1997 Note Documents.

      "1997 Noteholders" has the meaning specified in the Preamble hereto.

      "1997 Notes" has the meaning specified in Recital C hereto.

      "1997 Notes Subsidiary Guaranty" means any guaranty of all or any portion of the obligations evidenced by the 1997 Notes or any other obligations under the 1997 Note Documents hereafter entered into.

      "1998 Note Agreement" has the meaning specified in Recital D hereto.

      "1998 Note Documents" means the 1998 Note Agreement, the 1998 Notes, the 1998 Notes Subsidiary Guaranty, the Collateral Documents and any other agreement, certificate, instrument or other document related to any of the foregoing, in each case as amended, restated, extended, supplemented or otherwise modified from time to time.


                                       3.

      "1998 Note Obligations" means, at any time, the sum (without duplication) of the following:

            (i) the aggregate principal amount of the 1998 Notes outstanding at such time and the aggregate amount of accrued and unpaid interest thereon at such time;

            (ii) the aggregate Make-Whole Amount, if any, payable in respect of such principal amount (calculated, after the occurrence and during the continuance of an Enforcement Event, under the assumption that the amounts set forth in clause (i) above are due and payable at such time) and the aggregate amount of accrued and unpaid interest thereon at such time; and

            (iii) the aggregate amount of all other monetary obligations of the Company and the other Credit Parties that are accrued and owing at such time to the 1998 Noteholders or any of them under the 1998 Note Agreement and the other 1998 Note Documents.

      "1998 Noteholders" has the meaning specified in the Preamble hereto.

      "1998 Notes" has the meaning specified in Recital D hereto.

      "1998 Notes Subsidiary Guaranty" means any guaranty of all or any portion of the obligations evidenced by the 1998 Notes or any other obligations under the 1998 Note Documents hereafter entered into.

      "Act" has the meaning specified in Section 2.1.

      "Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

      "Agent-Related Persons" has the meaning specified in Section 5.9.

      "Agreement" has the meaning specified in the Preamble hereto.

      "Allocable L/C Share" has the meaning specified in Section 4.1(e).

      "Bankruptcy Proceeding" means, with respect to any Person, a general assignment of the assets of such Person for the benefit of its creditors, or the initiation by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

      "BofA" has the meaning specified in the Preamble hereto.


                                       4.

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to be closed in New York, New York, Portland, Oregon or San Francisco, California.

      "Certificate Regarding Obligations" means a notice substantially in the form of Exhibit I, together with any supplement thereto.

      "Closing Date" means the date on which this Agreement becomes effective in accordance with Section 8.9.

      "Collateral" means all the properties and assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising, of the Company or any other Credit Party on or in which the Collateral Agent has been granted, conveyed or assigned a security interest, mortgage or other lien pursuant to any of the Collateral Documents or this Agreement, including the Collateral Accounts, all funds from time to time maintained in the Collateral Accounts, all investments thereof, all interest, dividends and other amounts earned thereon, and all proceeds of any of the foregoing collateral.

      "Collateral Accounts" means the Intercreditor Disbursement Account and the L/C Holding Account, if any.

      "Collateral Agent" has the meaning specified in the Preamble hereto.

      "Collateral Documents" means the Security Agreement and all other security agreements, pledge agreements, deeds of trust, mortgages, control agreements and other similar agreements executed and delivered from time to time to secure any portion of the Secured Obligations, and all financing statements, recordations, instruments, certificates or other documents related to any of the foregoing, as any of the foregoing may be amended, supplemented or otherwise modified from time to time.

      "Company" has the meaning specified in the Preamble hereto.

      "Credit Agreement" has the meaning specified in Recital B hereto.

      "Credit Agreement Guaranties" means any guaranty of all or any portion of the obligations under the Loan Documents hereafter entered into.

      "Credit Agreement Lenders" has the meaning specified in the Preamble hereto.

      "Credit Agreement Obligations" means, at any time, the sum (without duplication) of the following:

            (i) the aggregate principal amount of the Revolving Advances outstanding at such time and the aggregate amount of accrued and unpaid interest thereon at such time;

            (ii) the L/C Exposure and the aggregate amount of all Letter of Credit Disbursements not yet reimbursed to Issuing Bank and accrued and unpaid interest thereon at such time;


                                       5.

            (iii) the aggregate amount of accrued and unpaid fees payable to the Credit Agreement Lenders, or any of them, under or in connection with the Credit Agreement; and

            (iv) the aggregate amount of all losses, costs or expenses described in Section 3.05 of the Credit Agreement as of the date hereof incurred and all other monetary obligations of the Company and the other Credit Parties that are accrued and owing at such time to the Credit Agreement Lenders or any of them under the Credit Agreement and the other Loan Documents.

      "Credit Parties" has the meaning specified in the Preamble hereto.

      "Creditor Documents" means, without duplication, the Loan Documents, the Prudential Note Documents, the 1997 Note Documents and the 1998 Note Documents.

      "Deemed Collateral Proceeds" means any payment received by any Secured Creditor in respect of the Secured Obligations owed to such Secured Creditor or any reduction in the amount of Secured Obligations owed to such Secured Creditor, whether by voluntary payment, by realization upon security, through the exercise of any right of set-off, banker's lien or similar right, by counterclaim or cross action or by the enforcement of any other right under the Creditor Documents (including, without limitation, amounts recovered by any Secured Creditor from (i) any guarantor as a result of the enforcement by such Secured Creditor of its rights and remedies under any guaranty or (ii) any Affiliate of any Credit Party to which such Credit Party owes any indebtedness that has been subordinated to the obligations of such Credit Party to such Secured Creditor as a result of the turnover provisions of a subordination agreement), or under any other guaranties or security agreements or otherwise, or as a distribution, adequate protection payment or similar amount received in respect of the Collateral or otherwise in any insolvency case or proceeding involving the Company or any other Credit Party; provided that Deemed Collateral Proceeds shall exclude (i) payments received pursuant to this Agreement, and
(ii) reductions in L/C Exposure resulting from the expiration of any Letter of Credit or reduction in the amount available to be drawn under any Letter of Credit.

      "Deposit Notice" has the meaning specified in Section 4.l(c).

      "Disbursement Amount" has the meaning specified in Section 4.l(d).

      "Disbursement Date" has the meaning specified in Section 4.1(c).

      "Enforcement Event" means any of the following: (i) any exercise of self-help or commencement of legal action to realize upon any Collateral; (ii) any exercise of any right of set-off, bankers' liens or similar rights against any obligation of the Company or any other Credit Party (excluding applications of funds pursuant to non-default contract rights); (iii) the taking of any Collateral in satisfaction of any Secured Obligation or similar action; (iv) the acceleration of any monetary obligations under any of the Creditor Documents or the commencement of legal action with respect to any monetary obligations then owing under any of the Creditor Documents; (v) a demand for payment or performance is made under any guaranty that is a Creditor Document; (vi) the occurrence of any Bankruptcy Proceeding; or (vii) any refusal by any Credit Agreement Lender to fund a Revolving Advance (or its share of a Revolving Advance) in an aggregate amount of $100,000 or more requested by the Company (irrespective of whether the conditions precedent thereto specified in the Credit Agreement have been satisfied), which refusal continues for more than 10 days.


                                       6.

      "Environmental Laws" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

      "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any other Credit Party or any of their respective direct or indirect subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

      "Exclusive Indemnification Payments" means indemnification obligations described in the penultimate sentence of Section 5.10 that have been reimbursed to the Collateral Agent.

      "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

      "including" means, unless the context clearly requires otherwise, "including, without limitation."

      "Indemnified Liabilities" has the meaning specified in Section 5.9.

      "Intercreditor Disbursement Account" has the meaning specified in Section 4.1(a).

      "IntraLinks" means a communications network provided by IntraLinks, Inc.

      "Issuing Bank" means BofA or any of its affiliates that is party to the Credit Agreement that has executed and delivered a Joinder Agreement (Secured Creditor), and any successor or assignee as the institution issuing Letters of Credit under the Credit Agreement.

      "Joinder Agreement (Secured Creditor)" means an agreement substantially in the form of Exhibit II.

      "Joinder Agreement (Additional Credit Party)" means an agreement substantially in the form of Exhibit III.


                                       7.

      "Joining Secured Creditor(s)" has the meaning specified in Section 3.2(a).

      "L/C Exposure" means, as of any date of determination, the aggregate maximum available amount which may be drawn under all Letters of Credit outstanding as of such date of determination.

      "L/C Holding Account" has the meaning specified in Section 4.l(a).

      "Letter of Credit" means any standby or commercial letter of credit issued by the Issuing Bank pursuant to the Credit Agreement.

      "Letter of Credit Disbursement" means a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.

      "Loan Documents" means the Credit Agreement, the Revolving Line of Credit Note evidencing the obligations thereunder (as more specifically defined therein), the Credit Agreement Guaranties, the Collateral Documents and any other agreement, certificate, instrument or other document related to any of the foregoing, in each case as amended, restated, extended, supplemented or otherwise modified from time to time.

      "Majority 1997 Noteholders" means, at any time of determination, 1997 Noteholders that collectively hold more than 50% of the Principal Obligations of the 1997 Note Obligations.

      "Majority 1998 Noteholders" means, at any time of determination, 1998 Noteholders that collectively hold more than 50% of the Principal Obligations of the 1998 Note Obligations.

      "Majority Credit Agreement Lenders" means, at any time of determination, BofA, or if there two or more Credit Agreement Lenders, then two or more Credit Agreement Lenders having more than 50% of aggregate commitments under the Credit Agreement.

      "Majority Prudential Noteholders" means, at any time of determination, Prudential Noteholders that collectively hold more than 50% of the Principal Obligations of the Prudential Note Obligations.

      "Majority Secured Creditors" means, at any time of determination, Credit Agreement Lenders, Prudential Noteholders, 1997 Noteholders and 1998 Noteholders with respect to which the Principal Obligations of the Credit Agreement Obligations, the Prudential Note Obligations, the 1997 Note Obligations and the 1998 Note Obligations attributable to such Persons at such time collectively constitute a majority of the Principal Obligations of the Secured Obligations.

      "Make-Whole Amount" with respect to any of the 1997 Notes, has the meaning specified in the 1997 Note Agreement; and with respect to any of the 1998 Notes, has the meaning specified in the 1998 Note Agreement.

      "Minority Creditor Group" means a group comprised of any of the Credit Agreement Lenders, the Prudential Noteholders, the 1997 Noteholders or the 1998 Noteholders with respect to which the Principal Obligations of the Credit Agreement Obligations, the Prudential Note Obligations, the 1997 Note Obligations and the 1998 Note Obligations attributable to such Persons at such time collectively constitute at least 30% of the Principal Obligations of the Secured Obligations at such time.


                                       8.

      "Minority Creditor Group Exercise Period" has the meaning specified in
Section 3.2(a).

      "Notice of Enforcement Event" has the meaning specified in Section 2.4.

      "Notice of Intent to Exercise Remedies" has the meaning specified in
Section 3.2(a).

      "Payment Default" means the default in the payment, after giving effect to applicable grace periods, of any principal, interest or reimbursement of a Letter of Credit Disbursement, including, without limitation, any failure to pay any accelerated amounts owing under any Creditor Document if the applicable payment is in excess of $250,000.

      "Permitted Investments" means:

            (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within six months from the date of acquisition thereof;

            (ii) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings generally obtainable from either Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc.;

            (iii) investments in commercial paper maturing no more than six months from the date of acquisition thereof and having, at such date of acquisition, a credit rating of A-1 or higher from S&P or P-1 or higher from Moody's Investors Service, Inc.; and

            (iv) investments in domestic and eurodollar certificates of deposit, banker's acceptances and time deposits maturing within six months from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (w) any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000, (x) the Collateral Agent, (y) any branch of any commercial bank organized under the laws of the United Kingdom, Canada or Europe having combined capital, surplus and undivided profits (less any undivided losses) of not less than $500,000,000 or (z) any domestic commercial bank whose deposits are guaranteed by the Federal Deposit Insurance Corporation and with whom deposits maintained by the Collateral Agent do not exceed the amount so guaranteed.

      "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.


                                       9.

      "PIM" has the meaning specified in the Preamble hereto.

      "PRIAC" has the meaning specified in the Preamble hereto.

      "Principal Obligations" means, with respect to any of the Secured Obligations, the aggregate principal amount and, if applicable, the aggregate L/C Exposure and the aggregate Letter of Credit Disbursements.

      "Pro Rata Share" means, with respect to each Secured Creditor as of any date of determination, the percentage of all Principal Obligations (including L/C Exposure) owed to such Secured Creditor, if any, as of such date of determination.

      "Prudential" has the meaning specified in the Preamble hereto.

      "Prudential Affiliates" means (i) any corporation or other entity controlling, controlled by, or under common control with, PIM and (ii) any managed account or investment fund which is managed by PIM or a Prudential Affiliate described in clause (i) of this definition. For purposes of this definition, the terms "control," "controlling" and "controlled" shall mean the ownership, directly or through subsidiaries, of a majority of a corporation's or other Person's voting stock or equivalent voting securities or interests.

      "Prudential Note Agreement" has the meaning specified in Recital A hereto.

      "Prudential Note Documents" means the Prudential Note Agreement, the Prudential Notes, the Prudential Notes Subsidiary Guaranty, the Collateral Documents and any other agreement, certificate, instrument or other document related to any of the foregoing, in each case as amended, restated, extended, supplemented or otherwise modified from time to time.

      "Prudential Note Obligations" means, at any time, the sum (without duplication) of the following:

            (i) the aggregate principal amount of the Prudential Notes outstanding at such time and the aggregate amount of accrued and unpaid interest thereon at such time;

            (ii) the aggregate Yield-Maintenance Amount, if any, payable in respect of such principal amount (calculated, after the occurrence and during the continuance of an Enforcement Event, under the assumption that the amounts set forth in clause (i) above are due and payable at such time) and the aggregate amount of accrued and unpaid interest thereon at such time;

            (iii) the aggregate amount of accrued and unpaid fees payable to the Prudential Noteholders, or any of them, under or in connection with the Prudential Note Agreement; and

            (iv) the aggregate amount of all other monetary obligations of the Company and the other Credit Parties that are accrued and owing at such time to the Prudential Noteholders or any of them under the Prudential Note Agreement and the other Prudential Note Documents.


                                      10.

      "Prudential Noteholders" has the meaning specified in the Preamble hereto.

      "Prudential Notes" has the meaning specified in Recital A hereto.

      "Prudential Notes Subsidiary Guaranty" means any guaranty of all or any portion of the obligations evidenced by the Prudential Notes or any other obligations under the Prudential Note Documents hereafter entered into.

      "Prudential Series A Notes" has the meaning specified in Recital A hereto.

      "Prudential Series B Notes" has the meaning specified in Recital A hereto.

      "Prudential Series C Notes" has the meaning specified in Recital A hereto.

      "Prudential Series D Notes" has the meaning specified in Recital A hereto.

      "Prudential Shelf Notes" has the meaning specified in Recital A hereto.

      "Revolving Advance" means a revolving loan advance made under the Credit Agreement.

      "Revolving Line of Credit Note" means any note issued to a Credit Agreement Lender pursuant to the Credit Agreement.

      "Secured Creditors" means the Credit Agreement Lenders, the Prudential Noteholders, the 1997 Noteholders, the 1998 Noteholders and their respective successors, transferees and permitted assigns that execute a Joinder Agreement (Secured Creditor), in each case until the Secured Obligations of such Person shall have been repaid in full and any and all commitments shall have been terminated.

      "Secured Obligations" means, at any time of determination, the aggregate Credit Agreement Obligations, the aggregate Prudential Note Obligations, the aggregate 1997 Note Obligations and the aggregate 1998 Note Obligations, as the same may be replaced or refinanced as permitted under Section 8.2, in each case measured at the time of determination.

      "Security Agreement" has the meaning specified in Recital E hereto.

      "Yield-Maintenance Amount" with respect to any of the Prudential Notes, has the meaning specified in the Prudential Note Agreement.

      Section 1.2 Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles and Sections shall be deemed references to Articles and Sections of this Agreement unless the context shall otherwise require.


                                      11.

                                   ARTICLE II

                      ACTS AND DUTIES OF SECURED CREDITORS

      Section 2.1 Acts of Secured Creditors. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by the Secured Creditors or any group constituting less than all Secured Creditors (including the Majority Secured Creditors) may be and, at the request of the Collateral Agent, shall be embodied in and evidenced by one or more instruments signed by or on behalf of such Persons and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the Persons signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon an Act of any Secured Creditor if such Act purports to be taken by or on behalf of such Secured Creditor, and nothing in this Section 2.1 or elsewhere in this Agreement shall be construed to require any Secured Creditor to demonstrate that it has been authorized to take any action which it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of such Secured Creditor.

      Section 2.2 Determination of Amounts of Obligations. Whenever the Collateral Agent is required to determine the existence or amount of any of the Secured Obligations or any portion thereof, or the existence of any Enforcement Event for any purposes of this Agreement, it shall be entitled to make such determination on the basis of the Certificates Regarding Obligations, Notices of Enforcement Event, notices rescinding Notices of Enforcement Event, and other notices and certificates delivered to it by the Secured Creditors. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Company, the other Credit Parties, any Secured Creditor or any other Person as a result of any action taken by the Collateral Agent based upon such determination prior to receipt of notice of any error in such determination.

      Section 2.3 Restrictions on Actions. Each Secured Creditor agrees that, after the occurrence and during the continuance of an Enforcement Event and until payment in full of the Secured Obligations, (i) the provisions of this Agreement shall govern exclusively the method by which the Collateral Agent or any Secured Creditor may exercise rights and remedies under the Collateral Documents or otherwise with respect to the Collateral and (ii) except as expressly permitted hereunder, each Secured Creditor shall:

            (a) refrain from taking or filing any action, judicial or otherwise, to enforce rights or pursue any remedies under any of the Collateral Documents, except for delivering notices hereunder;

            (b) refrain from exercising any rights or remedies (including the remedy of self-help) under any of the Collateral Documents which may be exercisable as a result of an Enforcement Event; and


                                      12.

            (c) refrain from exercising any right of setoff, bankers' lien or similar right with respect to amounts on deposit with such Secured Creditor (excluding application of funds pursuant to non-default contract rights);

provided, however, that the foregoing shall not prevent a Secured Creditor from raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense directly relating to the Collateral or the any of the Collateral Documents, subject to and in accordance with the provisions of this Agreement.

      Section 2.4 Notice of Enforcement Event; Other Notices. Each Secured Creditor shall, upon learning of the existence of any Enforcement Event under a Creditor Document to which it is a party, promptly deliver written notice thereof describing in reasonable detail the nature of the event giving rise to such Enforcement Event and setting forth the date of occurrence of such event (a "Notice of Enforcement Event") to the Collateral Agent. Each Notice of Enforcement Event shall be deemed to have been given when such notice has actually been received by the Collateral Agent and to have been rescinded when the Collateral Agent has received a certificate from Secured Creditors entitled to waive such default under the terms of the applicable Creditor Document and this Agreement stating that the events of default giving rise to such Enforcement Event have been cured or waived in accordance with the terms of the applicable Creditor Document. A Notice of Enforcement Event shall be deemed to be outstanding at all times after such notice has been given until such time, if any, as such notice has been rescinded.

                                  ARTICLE III

                           DUTIES OF COLLATERAL AGENT

      Section 3.1 Notices to Secured Creditors. The Collateral Agent promptly, and in any event within three (3) Business Days of its receipt thereof, shall deliver written notification to each Secured Creditor of the Collateral Agent's receipt of any Notice of Enforcement Event from any Secured Creditor in accordance with Section 2.4 (and the Collateral Agent shall provide each Secured Creditor a copy thereof), a certificate rescinding such Notice of Enforcement Event in accordance with Section 2.4, or any request by any party hereto or by the Company or any other Credit Party for any consent, waiver or amendment with respect hereto or any other Creditor Document.

      Section 3.2 Directions from Majority Secured Creditors.

            (a) Subject to the provisions of Article V, the Collateral Agent agrees to administer the Collateral Documents and the Collateral, to make such demands, give such notices, take such actions under or with respect to the Collateral Documents and exercise other rights, powers and remedies as shall be available to it under the Collateral Documents (including, at any time when a Notice of Enforcement Event shall have been given and shall be outstanding, the disposition of Collateral or any portion thereof) which are requested in writing by the Majority Secured Creditors (or, if permitted by this Section 3.2(a), the Minority Creditor Group) and which are not inconsistent with or contrary to the provisions of this Agreement or the Collateral Documents or law. If at any time


                                      13.

of determination (1) a Payment Default in respect of the Secured Obligations of each of the Secured Creditors comprising a Minority Creditor Group has occurred and continued for at least 90 days and (2) during such period the Majority Secured Creditors shall not have directed the Collateral Agent to commence the exercise of remedies available to it in respect of the Collateral, then the Minority Creditor Group shall thereafter, for so long as such Payment Default shall continue to exist, have the right to direct the Collateral Agent to do the things expressly stated in the first sentence of this Section 3.2(a) (the period during which such right is exercisable being referred to herein as the "Minority Creditor Group Exercise Period"); provided, however, that such right shall not be exercisable unless and until the sixth Business Day after the Minority Creditor Group shall have delivered a notice (a "Notice of Intent to Exercise Remedies") to each of the other Secured Creditors certifying that the conditions described in the preceding clauses (1) and (2) of this sentence have been satisfied, stating that the Minority Creditor Group has elected to exercise such right commencing six (6) Business Days after delivery of such notice and describing in reasonable detail the actions intended to be pursued; provided, further, that if, during the five Business Day period after delivery of such notice, any of such other Secured Creditors ("Joining Secured Creditor(s)") deliver a written notice to the senders of such Notice of Intent to Exercise Remedies that they will join in the commencement of the exercise of remedies then available to the Collateral Agent in respect of the Collateral and if the Principal Obligations of the Secured Obligations attributable to the Minority Creditor Group together with the Principal Obligations of the Secured Obligations of the Joining Secured Creditor(s) constitutes the Majority Secured Creditors, then all actions expressly stated in the first sentence of this
Section 3.2(a) shall thereafter require the direction of the Majority Secured Creditors.

            (b) Absent written instructions from the Majority Secured Creditors (or, if permitted by Section 3.2(a), the Minority Creditor Group) at a time when a Notice of Enforcement Event shall be outstanding, the Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Collateral Documents or otherwise as it shall deem to be in the best interests of the Secured Creditors in order to maintain the Collateral and protect and preserve the Collateral and the rights of the Secured Creditors; provided, however, that in the absence of written instructions (which may relate to the exercise of specific remedies or to the exercise of remedies in general) from the Majority Secured Creditors (or, if permitted by Section 3.2(a), the Minority Creditor Group), the Collateral Agent shall not liquidate or compromise any claims under any of the Collateral Documents, make any disposition of the Collateral or exercise any other remedies available to it under any of the Collateral Documents (other than insuring the Collateral) with respect to the Collateral or any part thereof.

            (c) The Collateral Agent shall not be obligated to take any action under this Agreement or the Collateral Documents except for the performance of such duties as are specifically set forth herein or therein.


                                      14.

                                   ARTICLE IV

                  PROCEEDS RECEIVED UNDER COLLATERAL DOCUMENTS;
                             OTHER AMOUNTS RECEIVED

      Section 4.1 Establishment of Collateral Accounts; Application of Proceeds of Collateral.

            (a) Establishment of Collateral Accounts. The Collateral Agent shall establish and maintain at its banking office in Portland, Oregon, (or upon written notice to the Secured Creditors, such other banking office in the State of Oregon as it may select, so long as its lien is continuously maintained as contemplated herein) the following segregated account(s):

                  (i) an account entitled the "Northwest Pipe Company Intercreditor Disbursement Account" (the "Intercreditor Disbursement Account"); and

                  (ii) an account entitled the "Northwest Pipe Company L/C Holding Account" (the "L/C Holding Account").

Each such account will be held by the Collateral Agent as provided in this Agreement and shall at all times be in the exclusive possession of, and under the exclusive control of, the Collateral Agent, as agent for the Secured Creditors. Neither the Company, any other Credit Party nor any subsidiary of the Company or such other Credit Party shall have rights to any such account or to any amounts on deposit therein, except the right to receive amounts, if any, in accordance with clause FOURTH of Section 4.1(d). Each of the Company and the other Credit Parties hereby grants and assigns to the Collateral Agent, for the benefit of the Secured Creditors, as collateral security for the Secured Obligations, all of the Company's or such other Credit Party's right, title and interest in and to the Collateral Accounts, all funds from time to time maintained therein, all investments thereof, all interest, dividends and other amounts earned thereon and all proceeds thereof.

            (b) Deposits into Collateral Accounts. Except as otherwise explicitly required in the Collateral Documents or by law, the Collateral Agent shall, as promptly as practicable, after receipt of a Notice of Enforcement Event, deposit into the Intercreditor Disbursement Account all amounts received by it in its capacity as Collateral Agent (and not in any other capacity) in respect of the Secured Obligations (including during any dissolution, winding up, liquidation, reorganization or insolvency proceeding of the Company or any other Credit Party), including all monies received on account of any sale of or other realization upon any of the Collateral pursuant to the Collateral Documents, any amounts turned over to the Collateral Agent pursuant to Section 4.4, and any distributions, adequate protection payments or similar amounts received in respect of the Collateral or otherwise in any insolvency case or proceeding involving the Company or any other Credit Party.

            (c) Notices to Secured Creditors. On the last Business Day of each month in which any amounts shall be deposited into the Intercreditor Disbursement Account, the Collateral Agent shall provide written notice of all such deposits during such month to each Secured Creditor (a "Deposit Notice"), specifying (i) the dates of such deposits, (ii) the amounts of such deposits and
(iii) the date


                                      15.

on which the Collateral Agent will make a disbursement in respect of such deposits (which date shall be a Business Day not less than ten (10) nor more than thirty (30) days after the date of the Deposit Notice (the "Disbursement Date")).

            (d) Disbursements to Secured Creditors and L/C Holding Account. On the applicable Disbursement Date, the Collateral Agent shall disburse the amount on deposit in the Intercreditor Disbursement Account (the "Disbursement Amount") in accordance with the order of priority set forth in clauses FIRST through FIFTH below:

            FIRST: To the payment of any unpaid fees due to the Collateral Agent and the reasonable costs and expenses of such sale, collection or other realization, and to the payment of any and all reasonable expenses and costs and all other liabilities and indemnification made, incurred or suffered by the Collateral Agent and its agents and counsel, including amounts required to be provided to the Collateral Agent pursuant to
      Section 4.1(f) in connection therewith or in connection with this Agreement or the Collateral Documents;

            SECOND: after payment in full of the obligations described in
      Section 4.1(d) FIRST, then to the Secured Creditors in payment of any and all amounts owed to the Secured Creditors for reimbursement of amounts paid by them to the Collateral Agent (other than Exclusive Indemnification Payments) in accordance with the indemnification provisions of Section 5.5 and Section 5.10, pro rata in proportion to their respective shares of such amount;

            THIRD: after payment in full of the obligations described in Section 4.1(d) FIRST and SECOND, then to (i) the Secured Creditors in payment of the Secured Obligations other than the L/C Exposure, if any, and (ii) the L/C Holding Account for the cash collateralization of the L/C Exposure; the amounts of such payment to Secured Creditors and deposits into the L/C Holding Account to be made pro rata in proportion to the respective amounts of such Secured Obligations as determined by the Collateral Agent pursuant to Section 4.5;

            FOURTH: after payment in full of the obligations described in
      Section 4.1(d) FIRST, SECOND and THIRD, then to the Secured Creditors in payment of any and all amounts owed to any Secured Creditors for reimbursement of Exclusive Indemnification Payments, pro rata in proportion to their respective shares of such amount; and

            FIFTH: after payment or cash collateralization in full of the obligations described in Section 4.1(d) FIRST, SECOND, THIRD and FOURTH, then to the payment to or upon the order of the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining in the Intercreditor Disbursement Account.

Together with the payment of each disbursement from the Intercreditor Disbursement Account on each Disbursement Date, the Collateral Agent shall deliver to each Secured Creditor a statement detailing the aggregate amount disbursed to all Secured Creditors, the amount deposited in each Collateral Account and all deductions therefrom pursuant to Section 4.1(d) FIRST and SECOND.


                                      16.

            (e) Disbursements From L/C Holding Account. All amounts deposited in the L/C Holding Account shall be deemed to be allocated to each Letter of Credit taken into account in the determination of the amount of such deposit, ratably in accordance with the respective maximum amounts available to be drawn under all such Letters of Credit (the amount so allocated to a Letter of Credit being referred to as its "Allocable L/C Share"). At such time as (i) any such Letter of Credit expires undrawn or (ii) the amount available to be drawn under any such Letter of Credit is irrevocably reduced (other than by a draw thereon) according to the terms thereof, in either case causing a reduction in the L/C Exposure, then the Allocable L/C Share attributable to such expired Letter of Credit or such reduction in the L/C Exposure shall be deposited into the Intercreditor Disbursement Account and shall be distributed in accordance with
Section 4.1(d). At such time as, and to the extent that, any such Letter of Credit is drawn, the Allocable L/C Share attributable to such Letter of Credit (or such ratable portion thereof as has been drawn in the event such Letter of Credit is drawn only in part) shall be disbursed from the L/C Holding Account by the Collateral Agent to the Issuing Bank. If any of the Credit Agreement Lenders (including BofA in its capacity as the Administrative Agent under the Credit Agreement) or the Issuing Bank receives any cash collateral in respect of an undrawn outstanding Letter of Credit in accordance with the provisions of any of the Loan Documents, it shall as promptly as practicable after the occurrence of an Enforcement Event (and then only during the continuance thereof) turn such cash collateral over to the Collateral Agent for distribution in accordance with
Section 4.1(d).

            (f) Collateral Agent's Costs and Expenses. The Collateral Agent shall have the right at any time and from time to time, after delivery to each Secured Creditor of a written accounting, to apply any amounts in the Intercreditor Disbursement Account to the payment of the fee set forth in
Section 5.2 and the reasonable out-of-pocket costs and expenses (including reasonable attorney fees and disbursements) incurred by the Collateral Agent in administering and carrying out its obligations under this Agreement or the Collateral Documents, in exercising or attempting to exercise any right or remedy hereunder or thereunder or in taking possession of, protecting, preserving or disposing of any item of Collateral, and all amounts against or for which the Collateral Agent is to be indemnified or reimbursed hereunder (excluding any such costs, expenses or amounts which have theretofore been reimbursed) until all of such costs, expenses and amounts have been paid in full.

      Section 4.2 Investment of Amounts in Collateral Accounts. Pending the disbursement thereof pursuant to the terms of this Agreement, all amounts in the Collateral Accounts shall (to the extent practical under the circumstances) be invested by the Collateral Agent in Permitted Investments. The Collateral Agent shall endeavor to select Permitted Investments for each Collateral Account that mature prior to the anticipated date of any distribution to be made from such Collateral Account. The Collateral Agent shall have no liability for any losses resulting from the investment of amounts in the Collateral Accounts pursuant to this Section 4.2 to the extent that such investments are made and maintained solely in Permitted Investments.


                                      17.

      Section 4.3 Turnover of Collateral Received by Secured Creditors. Each Secured Creditor promptly shall, after the occurrence and during the continuance of an Enforcement Event, put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Section 4.1 any Collateral or proceeds thereof over which such Secured Creditor obtains custody, control or possession. Until such time as each Secured Creditor shall have complied with the provisions of the immediately preceding sentence, such Secured Creditor shall be deemed to hold such Collateral or proceeds in trust for the parties entitled thereto hereunder.

      Section 4.4 Turnover of Deemed Collateral Proceeds by Secured Creditors. The Secured Creditors hereby agree among themselves that if an Enforcement Event shall occur and at any time during the continuation of such Enforcement Event any of them shall receive any Deemed Collateral Proceeds, then the Secured Creditor receiving such Deemed Collateral Proceeds shall as promptly as practicable turn over such proceeds to the Collateral Agent for distribution in accordance with Section 4.1(d). Each of the Company and the other Credit Parties expressly consents to the foregoing arrangement and agrees that any amount so turned over by any Secured Creditor will be deemed to have been received by the Collateral Agent and the Secured Creditors that ultimately receive such amount such that, if such amount turned over has previously reduced the claim of the Secured Creditor turning over such amount, (i) the amount of the claim against the Company and the other Credit Parties of the Secured Creditor that turns over such amounts shall immediately be increased to the extent such amounts are turned over to the Collateral Agent and (ii) the amount of the claims of the Collateral Agent and each Secured Creditor that ultimately receives any portion of such amount shall immediately be decreased to the extent of the amount received by it.

      Section 4.5 Determination of Pro Rata Shares. Not later than five (5) Business Days after each Secured Creditor's receipt from the Collateral Agent pursuant to Section 3.1 of the notice of the occurrence of an Enforcement Event, such Secured Creditor shall deliver to the Collateral Agent and each other Secured Creditor a duly completed Certificate Regarding Obligations which shall certify (i) the amount of Secured Obligations (separately stating the Principal Obligations (including any L/C Exposure of such Secured Creditor and an itemization of the available amount which may then be drawn under each separate Letter of Credit), Make-Whole Amounts, Yield-Maintenance Amounts, LIBOR breakage costs under the Loan Documents and interest) due and payable to such Secured Creditor at the time of occurrence of the Enforcement Event specified in such notice and (ii) the aggregate amount of any Deemed Collateral Proceeds received by such Secured Creditor on or after the occurrence of the Enforcement Event specified in such notice (and such Secured Creditor shall turn over such Deemed Collateral Proceeds in accordance with the requirements of Section 4.4). The Collateral Agent shall calculate, in reliance upon such certificates, the Pro Rata Shares of each of the Secured Creditors and the aggregate amount of Deemed Collateral Proceeds received by all Secured Creditors since the applicable Enforcement Event. Promptly following its determination of such Pro Rata Shares and in any event no later than the tenth (10th) Business Day following the applicable Enforcement Event, the Collateral Agent shall notify the Secured Creditors in writing of such determinations. Subject only to manifest error, the Pro Rata Shares shall be fixed and not be recalculated.


                                      18.

      Section 4.6 Adjustment for Avoided Payments. Each party hereto agrees that, in the event any payment of any of the Secured Obligations made to any party hereto which has been turned over and distributed hereunder is subsequently invalidated, declared fraudulent or preferential, set aside or required to be paid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause ("Avoided Payments"), the other parties shall pay to such party such amounts so that, after giving effect to such payments by all such other parties, the amounts received by all parties are not in excess of the amounts which would have been paid to them hereunder if such Avoided Payments had not been made.

                                   ARTICLE V

                         CONCERNING THE COLLATERAL AGENT

      Section 5.1 Appointment and Authorization of Collateral Agent. Each Secured Creditor hereby appoints, designates and authorizes BofA as the initial Collateral Agent to (i) hold as a representative (as such term is used in ss. 9-102(72)(E) of the Uniform Commercial Code in effect in the State of Oregon) for such Secured Creditor the security interests granted under or pursuant to the terms of the Collateral Documents and (ii) take such actions on such Secured Creditor's behalf under the provisions of this Agreement and each Collateral Document and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement or any Collateral Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any Collateral Document, (1) the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein or in a Collateral Document, and (2) no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any Collateral Document or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Collateral Documents with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a collateral relationship between independent contracting parties.

      Section 5.2 Collateral Agent Fee. By countersigning this Agreement the Company agrees to pay to the Collateral Agent for its own account (i) a fee in the amount of $2,500 per calendar month plus (ii) the Collateral Agent's actual out-of-pocket expenses in serving as Collateral Agent under this Agreement. Such monthly fee shall be due and payable in advance on the date of this Agreement and on the same date of each month thereafter. All such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

      Section 5.3 Delegation of Duties. The Collateral Agent may execute any of its duties under this Agreement or any Collateral Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.


                                      19.

      Section 5.4 Liability of Collateral Agent. No Agent-Related Person shall
(a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any Collateral Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Secured Creditor or participant for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any Collateral Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any Collateral Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Collateral Document, or for any failure of any Credit Party, Secured Creditor or any other party to any Collateral Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Secured Creditor to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any Collateral Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof.

      Section 5.5 Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Credit Party), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under any Collateral Document unless it shall first receive such advice or concurrence of the Majority Secured Creditors (or such greater number of Secured Creditors as may be expressly required hereby in any instance or, if permitted by Section 3.2(a), the Minority Creditor Group) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Secured Creditors against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any Collateral Document in accordance with a request or consent of the Majority Secured Creditors (or such greater number of Secured Creditors as may be expressly required hereby in any instance or, if permitted by Section 3.2(a), the Minority Creditor Group) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Creditors.

      Section 5.6 Notice of Enforcement Event. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Enforcement Event, unless the Collateral Agent shall have received a Notice of Enforcement Event from a Secured Creditor in accordance with Section 2.4. The Collateral Agent shall take such action with respect to such Enforcement Event as may be directed by the Majority Secured Creditors in accordance with Section 3.2 or, if permitted by Section 3.2(a), as may be directed by the Minority Creditor Group.

      Section 5.7 Credit Decision; Disclosure of Information by Collateral Agent. Each Secured Creditor acknowledges that, except as set forth in Article 6 hereof, no Agent-Related Person has made any representation or warranty to it,


                                      20.

and that no act by the Collateral Agent hereafter taken shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Secured Creditor as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Secured Creditor represents to the Collateral Agent and the other Secured Creditors that it has, independently and without reliance upon any Agent-Related Person or any other Secured Creditor and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective direct or indirect subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to extend credit to the Credit Parties. Each Secured Creditor also represents that it will, independently and without reliance upon any Agent-Related Person or any other Secured Creditor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the Collateral Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and the other Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Secured Creditors by the Collateral Agent herein, the Collateral Agent shall not have any duty or responsibility to provide any Secured Creditor with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

      Section 5.8 Attorney Costs, Expenses and Taxes. By countersigning this Agreement the Company and each other Credit Party agrees (a) to pay or reimburse the Collateral Agent for all costs and expenses, including reasonable attorneys' fees and disbursements (including allocated costs of in-house counsel), incurred in connection with the preparation, negotiation and execution of this Agreement and the Collateral Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, and (b) to pay or reimburse the Collateral Agent for all costs and expenses, including reasonable attorneys' fees and disbursements (including allocated costs of in-house counsel), incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the Collateral Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Secured Obligations and during any legal proceeding, including any proceeding under any applicable bankruptcy, insolvency or other similar law affecting the rights of creditors generally of the United States of America or any state thereof). The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Collateral Agent and the cost of independent public accountants and other outside experts retained by the Collateral Agent in connection with the matters described in this Section
5.8. All amounts due under this Section shall be payable within ten (10) Business Days after demand therefor. The agreements in this Section shall survive the repayment of the Secured Obligations.

      Section 5.9 Indemnification by Company. By countersigning this Agreement the Company and each other Credit Party agrees to indemnify upon demand the


                                      21.

Collateral Agent and its Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Agent-Related Persons") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements, including attorneys' fees and disbursements (including allocated costs of in-house counsel) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Agent-Related Person in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of this Agreement, any Collateral Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated hereby or thereby or the consummation of the transactions contemplated hereby or thereby, (b) any Secured Obligation or the use or proposed use of the proceeds therefrom, (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Company, any of its direct or indirect subsidiaries or any other Credit Party, or any Environmental Liability related in any way to the Company, any of its direct or indirect subsidiaries or any other Credit Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Agent-Related Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Agent-Related Person; provided that such indemnity shall not, as to any Agent-Related Person, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent-Related Person. No Agent-Related Person shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Agent-Related Person have any liability for any indirect or consequential damages relating to this Agreement or any Collateral Document or arising out of its activities in connection herewith or therewith (whether before or after the date of this Agreement). All amounts due under this Section shall be payable within ten (10) Business Days after demand therefor. The agreements in this Section shall survive the resignation of the Collateral Agent and the repayment, satisfaction or discharge of the Secured Obligations.

      Section 5.10 Indemnification by Secured Creditors. The Secured Creditors shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Credit Party and without limiting the obligation of any Credit Party to do so) in their respective Pro Rata Shares and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Secured Creditor shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent such portion resulted from such Agent-Related Person's own gross negligence or willful misconduct; further provided, however, that no action taken in accordance with the directions of the Majority Secured Creditors or the directions of a Minority Creditor Group during a Minority Creditor Group Exercise Period shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Secured Creditor shall reimburse the Collateral Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses, including reasonable attorneys' fees and disbursements


                                      22.

(including allocated costs of in-house counsel), incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, the Collateral Documents or any other document contemplated by or referred to herein, in each case to the extent that the Collateral Agent is not reimbursed for such expenses by the Company or the other Credit Parties. Notwithstanding anything to the contrary in this Section 5.10, if a Minority Creditor Group Exercise Period shall have commenced, then the indemnification obligations described in this Section 5.10 that are incurred from actions taken by or at the direction of the applicable Minority Creditor Group during the effectiveness of such Minority Creditor Group Exercise Period shall be solely obligations of such Minority Creditor Group. The agreements in this Section shall survive the resignation of the Collateral Agent and the repayment, satisfaction or discharge of the Secured Obligations.

      Section 5.11 BofA in its Individual Capacity. BofA and its Affiliates, and any successor to BofA as Collateral Agent and its Affiliates, may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Credit Parties and their respective Affiliates as though BofA were not the Collateral Agent hereunder and without notice to or consent of the Secured Creditors. The Secured Creditors acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding any Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that the Collateral Agent shall be under no obligation to provide such information to them. With respect to its Secured Obligations, BofA shall have the same rights and powers under this Agreement as any other Secured Creditor and may exercise such rights and powers as though it were not the Collateral Agent, and the terms "Credit Agreement Lender" and "Secured Creditor" include BofA in its individual capacity.

      Section 5.12 Successor Collateral Agent. The Collateral Agent may resign at any time by giving thirty (30) days' written notice thereof to the Secured Creditors and may be removed at any time with or without cause by the Majority Secured Creditors. Upon any such resignation or removal, the Majority Secured Creditors shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been appointed by the Majority Secured Creditors and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent's giving of notice of resignation or the Majority Secured Creditors' removal of the retiring Collateral Agent, then the retiring Collateral Agent may, on behalf of the Secured Creditors, appoint a successor Collateral Agent, which shall be a state or national bank, trust company or insurance company organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $200,000,000. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, (i) the retiring Collateral Agent shall assign all of the security interests in, mortgages and other liens upon all Collateral under the Collateral Documents, and all right, title and interest of the retiring Collateral Agent under the Collateral Documents, to the replacement Collateral Agent, without recourse or representation or warranty by the retiring Collateral Agent or any Secured Creditors and at the expense of the Company, and (ii) such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring


                                      23.

Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the Collateral Documents. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Article V shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent. Notwithstanding anything to the contrary in this Section 5.12, no resignation or removal of the Collateral Agent shall become effective until a replacement Collateral Agent shall have been selected as provided herein and shall have assumed in writing the obligations of the Collateral Agent under this Agreement and the Collateral Documents.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

      Each of the parties hereto represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Agreement (i) have been duly authorized by all requisite corporate or similar action on its part and (ii) will not contravene any provision of its charter or by-laws or any order of any court or other governmental authority having applicability to it or any applicable law, and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation.

                                  ARTICLE VII

                           INTERCREDITOR ARRANGEMENTS

      Section 7.1 Security Interests. The Collateral Agent and each of the Secured Creditors hereby agree that, notwithstanding (i) the order or concurrence of the timing of the creation, attachment or perfection of any security interest and (ii) any applicable statutory or case law that would result in a contrary ordering of priorities or interests, all proceeds of Collateral and other amounts received by the Collateral Agent under the Collateral Documents shall be distributed in accordance with Section 4.1(d) and shall at all times be shared by the Secured Creditors as provided herein. Any and all amounts required to be provided as cash collateral for L/C Exposure pursuant to the Credit Agreement or any agreement executed in connection therewith shall be deemed to be Collateral for purposes of this Agreement.

      Section 7.2 Restrictions on Waivers, Amendments and Consents to Creditor Documents.

            (a) Notwithstanding any contrary provisions contained in the Credit Agreement, as long as there are any outstanding Secured Obligations, no amendment or waiver of any provision of the Credit Agreement or the other Loan Documents, nor consent to any departure by the Company or any other Credit Party therefrom, shall (in the aggregate for all such amendments, waivers and consents) increase the aggregate commitment under the Credit Agreement or the maximum aggregate principal amount of Revolving Advances, the unreimbursed Letter of Credit Disbursements and the L/C Exposure to an amount in excess of $65,000,000, unless such amendment, waiver or consent shall have been approved in writing by the Majority Prudential Noteholders, the Majority 1997 Noteholders and the Majority 1998 Noteholders; provided that no amendment, waiver, consent or other modification of any of the Loan Documents shall be effective except pursuant to the terms of such Loan Documents.


                                      24.

            (b) Notwithstanding any contrary provisions contained in the Prudential Note Agreement, as long as there are any outstanding Secured Obligations, no amendment or waiver of any provision of the Prudential Note Agreement or any other Prudential Note Documents, nor consent to any departure by the Company or any other Credit Party therefrom, shall (in the aggregate for all such amendments, waivers and consents) increase the aggregate principal amount of indebtedness evidenced by the Prudential Notes to an amount in excess of the sum of (i) the aggregate principal amount of the Prudential Series A Notes, the Prudential Series B Notes, the Prudential Series C Notes and the Prudential Series D Notes on the date hereof plus (ii) up to $20,000,000 aggregate principal amount of Prudential Shelf Notes, unless such amendment, waiver or consent shall have been approved in writing by the Majority Credit Agreement Lenders, the Majority 1997 Noteholders and the Majority 1998 Noteholders; provided that no amendment, waiver, consent or other modification of any of the Prudential Note Documents shall be effective except pursuant to the terms of such Prudential Note Documents.

            (c) Notwithstanding any contrary provisions contained in the 1997 Note Agreement, as long as there are any outstanding Secured Obligations, no amendment or waiver of any provision of the 1997 Note Agreement or any other 1997 Note Documents, nor consent to any departure by the Company or any other Credit Party therefrom, shall (in the aggregate for all such amendments, waivers and consents) increase the aggregate principal amount of indebtedness evidenced by the 1997 Notes to an amount in excess of the aggregate principal amount of the 1997 Notes on the date hereof, unless such amendment, waiver or consent shall have been approved in writing by the Majority Credit Agreement Lenders, the Majority 1998 Noteholders and the Majority Prudential Noteholders; provided that no amendment, waiver, consent or other modification of any of the 1997 Note Documents shall be effective except pursuant to the terms of such 1997 Note Documents.

            (d) Notwithstanding any contrary provisions contained in the 1998 Note Agreement, as long as there are any outstanding Secured Obligations, no amendment or waiver of any provision of the 1998 Note Agreement or any other 1998 Note Documents, nor consent to any departure by the Company or any other Credit Party therefrom, shall (in the aggregate for all such amendments, waivers and consents) increase the aggregate principal amount of indebtedness evidenced by the 1998 Notes to an amount in excess of the aggregate principal amount of the 1998 Notes on the date hereof, unless such amendment, waiver or consent shall have been approved in writing by the Majority Credit Agreement Lenders, the Majority 1997 Noteholders and the Majority Prudential Noteholders; provided that no amendment, waiver, consent or other modification of any of the 1998 Note Documents shall be effective except pursuant to the terms of such 1998 Note Documents.

            (e) Except as specifically set forth in Sections 7.2(a), (b), (c) and (d), nothing in this Agreement shall restrict the ability of any Secured Creditor to declare events of default, impose default rates of interest, accelerate the Secured Obligations held by such Secured Creditor, or amend, modify or waive any term, condition, covenant or provision of the Creditor Documents to which such Secured Creditor is a party.


                                      25.

      Section 7.3 Release of Collateral. The Collateral Agent is authorized hereby to execute releases of liens with respect to property of the Company or the other Credit Parties to the extent that the sale, transfer or other disposition thereof is not prohibited by the terms of the Credit Agreement, the Prudential Note Agreement, the 1997 Note Agreement, the 1998 Note Agreement or any other Creditor Document.

      Section 7.4 Additional Guarantors and Collateral. Each of the Secured Creditors hereby covenants and agrees that it will not (i) accept any guaranty of any of the Secured Obligations by any subsidiary of the Company or any other Person unless such subsidiary or other Person is simultaneously providing the other Secured Creditors a comparable guaranty or (ii) take any security interest in or lien on any assets of the Company, any other Credit Party or any other Person to secure any of the Secured Obligations unless such security interest or lien is provided to the Collateral Agent for the benefit of all Secured Creditors.

      Section 7.5 Purchase of Collateral. Any Secured Creditor may purchase Collateral at any public sale of such Collateral pursuant to the Collateral Documents for cash. In addition, any Secured Creditor may purchase Collateral at any public sale of such Collateral pursuant to the Collateral Documents and may make payment on account thereof by using any Secured Obligation then due and payable to such Secured Creditor from the Person which granted a security interest in such Collateral as a credit against the purchase price to the extent, but only to the extent, approved by each of the Majority Credit Agreement Lenders, the Majority Prudential Noteholders, the Majority 1997 Noteholders and the Majority 1998 Noteholders.

      Section 7.6 Bankruptcy Proceedings. (a) This Agreement shall survive the commencement of any Bankruptcy Proceeding and shall continue to govern, to the fullest extent provided by law, the rights and obligations of the Collateral Agent and the Secured Creditors with respect to the Collateral and any distributions in respect thereof in any Bankruptcy Proceeding. The Secured Creditors and the Collateral Agent agree that they intend for the provisions of this Agreement to be enforced in a Bankruptcy Proceeding. The Secured Creditors acknowledge that the effect of this Agreement may be that a Secured Creditor could receive less than it otherwise would receive in a Bankruptcy Proceeding in the absence of this Agreement.

      (b) The Collateral Agent is not entitled to initiate such actions on behalf of any Secured Creditor or to appear and be heard on any matter before the bankruptcy or other applicable court in any such proceeding as the representative of any Secured Creditor, unless such action or appearance has been approved in writing by such Secured Creditor. The Collateral Agent is not authorized in any such proceeding to enter into any agreement for, or give any authorization or consent with respect to, the postpetition usage of Collateral, unless such agreement, authorization or consent has been approved in writing by the Majority Secured Creditors, except as set forth in Section 7.6(c).

      (c) Except as set forth in this Section 7.6 and Section 7.7 below, nothing contained herein shall otherwise limit or restrict the independent right of any Secured Creditor to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity or in its capacity as holder of Secured Obligations and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding.


                                      26.

      Section 7.7 No Contest of Secured Obligations. Except for breaches of this Agreement, each Secured Creditor and the Collateral Agent agrees that it will not at any time contest the validity or enforceability of the Secured Obligations, or any provisions of any of the Creditor Documents, or the validity, enforceability, perfection or priority of the liens and security interests of the Collateral Agent in the Collateral securing the Secured Obligations.

      Section 7.8 Further Assurances, Etc. Each party hereto shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the other parties hereto, and shall take such other action, in each case as any other party hereto reasonably may have requested (at the cost and expense of the Company which, by countersigning this Agreement, agrees to pay such costs and expenses), to effectuate and carry out the provisions of this Agreement, including by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

                                  ARTICLE VIII

                                  MISCELLANEOUS

      Section 8.1 No Individual Action. No Secured Creditor may require the Collateral Agent to take any action hereunder or under the Collateral Documents or with respect to any of the Collateral except as and to the extent expressly set forth in this Agreement.

      Section 8.2 Successors and Assigns; Replacements and Refinancings. Except as provided in the second succeeding sentence, none of the Secured Creditors shall assign or transfer any interest in the Secured Obligations held by it unless such Secured Creditor shall have caused the assignee or transferee to execute and deliver to each other Secured Creditor, concurrent with the effectiveness of such assignment or transfer, a Joinder Agreement (Secured Creditor). Any of the Secured Obligations may be replaced or refinanced and the lender(s) replacing or refinancing such Secured Obligations will become a party hereto as a Secured Creditor(s) with respect to the indebtedness to be provided by it to replace or refinance such Secured Obligations if the lender replacing or refinancing such Secured Obligations executes and delivers to each other Secured Creditor a Joinder Agreement (Secured Creditor). Any Secured Creditor may, without the consent of any other Secured Creditor, sell one or more participations in any portion of the Secured Obligations held by such Secured Creditor; provided, however, that (except as otherwise specified herein) each Secured Creditor shall remain liable to each other Secured Creditor for the full performance of its obligations hereunder with the same effect as though no such participation had been sold and as though any and all amounts, payments or security received by a participant with whom it dealt in respect of the loan or note participation were received by such party and shall continue to deal solely and directly with each other with respect to their respective rights and obligations under this Agreement. PIM shall cause any Prudential Affiliate that becomes an initial holder of Prudential Shelf Notes (if such Prudential Affiliate is not already a party to this Agreement) to execute and deliver a Joinder Agreement (Secured Creditor) concurrent with such Prudential Affiliate's becoming a holder of Prudential Shelf Notes. The Company agrees that, concurrent with any Person becoming a guarantor or other co-obligor of any portion of the Secured Obligations, it will cause such Person to execute and deliver to each other party hereto a Joinder Agreement (Additional Credit Party). Except as provided in Section 8.6(b), this Agreement is not intended to confer any benefit on, or create any obligation of the Collateral Agent or any Secured Creditor to,


                                      27.

the Company, any other Credit Party or any third party. This Agreement shall be binding on each of the Company, the other Credit Parties and its successors and assigns. This Agreement shall be binding on and inure to the benefit of the successors of each of the Secured Creditors.

      Section 8.3 Notices. Notices and other communications provided for herein or in the Collateral Documents shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by facsimile to the parties hereto at the respective addresses or facsimile numbers, as applicable, set forth below such parties' names on the signature pages hereto or the Joinder Agreement (Secured Creditor) or Joinder Agreement (Additional Credit Party) pursuant to which such Persons become parties hereto or, in the case of the 1997 Noteholders and the 1998 Noteholders, as set forth on Exhibit IV. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by facsimile, or on the date three (3) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.3 or, in each case, in accordance with the latest unrevoked direction from such party given in accordance with this
Section 8.3.

      Section 8.4 Termination. This Agreement and the agency of the Collateral Agent shall terminate automatically upon the earlier of: (i) the final payment in full of the outstanding Secured Obligations, the termination of the Credit Agreement Lenders' commitments under the Loan Documents and the termination of the shelf facility under the Prudential Note Documents; provided, however, that this Section 8.4 and Sections 5.8, 5.9, 5.10 and 8.5 of this Agreement shall survive, and remain operative and in full force and effect, regardless of such termination, and further provided that, if the outstanding Secured Obligations to a Secured Creditor have been paid and satisfied in full and, if such Secured Creditor is a Credit Agreement Lender, all of its commitments under the Loan Documents have been terminated, or, if such Creditor is a Prudential Noteholder, the shelf facility under the Prudential Note Documents has been terminated, then such Creditor shall be and be deemed released from this Agreement without any further action being necessary; and (ii) in the event of any dissolution, winding up, liquidation, reorganization or other insolvency proceeding of the Company or any other Credit Party, the completion of all distributions from such proceedings to the Secured Creditors in respect of the Secured Obligations after the discharge or satisfaction thereof, the satisfaction or discharge of the obligations under the Collateral Documents and the compliance with the provisions of this Agreement (including those set forth in Section 4) with respect to all Deemed Collateral Proceeds and other property received by the Secured Creditors in respect of the Secured Obligations.

      Section 8.5 APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      Section 8.6 Amendments and Waivers of Agreement and Collateral Documents. No amendment, waiver or other modification of any provision of this Agreement or any of the Collateral Documents shall in any event be effective unless the same shall be in writing and signed by the Majority Secured Creditors; provided, however, that:


                                      28.

            (a) no such amendment or waiver shall adversely affect any of the Collateral Agent's rights, immunities or rights to indemnification hereunder or under the Collateral Documents or expand its duties hereunder or under the Collateral Documents without the prior written consent of the Collateral Agent;

            (b) no such amendment or waiver of Sections 4.1(a), 4.4, 5.2, 5.8, 5.9, Article VI, Section 7.8 or Article VIII which affects the duties of the Company or any other Credit Party shall be effective without the prior written consent of the Company;

            (c) no such amendment or waiver shall modify any provision hereof which is intended to provide for the equal and ratable security of all Secured Obligations without the prior written consent of all holders of Secured Obligations affected thereby;

            (d) no such amendment or waiver that (i) decreases the portion of the Disbursement Amount that any Secured Creditor would receive pursuant to
Section 4.1(d), (ii) has the effect of rendering any Person no longer a Secured Creditor under this Agreement or the Collateral Documents or (iii) permits the release of the Company or any other Credit Party of any of its obligations under this Agreement, shall be effective without the prior written consent of all Secured Creditors affected thereby;

            (e) no such amendment or waiver shall change the definition of "Majority Secured Creditors" or modify this Section or Sections 3.2, 4.3, 4.4,
7.2 or 7.3 without the prior written consent of each Secured Creditor; and

            (f) no such amendment or waiver of this Section 8.6 shall be effective without the prior written consent of all parties hereto.

No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

      Section 8.7 Waiver of Rights. Neither any failure nor any delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and a single or partial exercise thereof shall not preclude any other or further exercise or the exercise of any other right, power or privilege.

      Section 8.8 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

      Section 8.9 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of


                                      29.

which, when taken together, shall constitute but one instrument. This Agreement shall become effective on the date (the "Closing Date") on which this Agreement shall have been executed and delivered by each Secured Creditor, the Collateral Agent, the Company and each other Credit Party.

      Section 8.10 Section Headings. The Article and Section headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

      Section 8.11 Complete Agreement; No Novation. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with any other Creditor Document, the provisions of this Agreement shall be controlling. This Agreement amends and restates in its entirety the Original Intercreditor Agreement, and is not intended to constitute a novation of the obligations thereunder. Each of the 1997 Noteholders, 1998 Noteholders and Prudential Noteholders, all of which collectively constitute the Majority Secured Creditors (as defined in the Original Intercreditor Agreement), hereby waives the requirement under the Original Intercreditor Agreement that the Collateral Agent (as defined in the Original Intercreditor Agreement) give thirty (30) days' written notice to such Secured Creditors of its resignation as Collateral Agent under the Original Intercreditor Agreement.

                  [Remainder of page intentionally left blank]


                                      30.

      IN WITNESS WHEREOF, the Collateral Agent, the Credit Agreement Lenders, the Prudential Noteholders, the 1997 Noteholders and the 1998 Noteholders have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           BANK OF AMERICA, N. A., as Collateral
                                           Agent

                                           By: /s/ Ken Puro
                                               ---------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           Bank of America, N.A.
                                           Agency Management
                                           Mail Code: WA1-50-37-20
                                           800 Fifth Avenue, Floor 37
                                           Seattle, WA 98104
                                           Attn:  Brenda H. Little
                                           Telephone: (206)358-0048
                                           Facsimile: (206)358-0971


                                           BANK OF AMERICA, N. A., as the Credit
                                           Agreement Lender and the Issuing Bank

                                           By: /s/ Daryl K. Hogge
                                               ---------------------------------
                                           Title: Senior Vice President

                                           Bank of America, N.A.
                                           121 S.W. Morrison Street, Suite 1700
                                           Portland, OR 97204
                                           Attn: Daryl K. Hogge
                                           Telephone: (503)279-2530
                                           Facsimile: (503)275-1274


                    SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

                                           PRUDENTIAL INVESTMENT MANAGEMENT,
                                           INC.

                                           By: /s/ Mitchell W. Reed
                                               ---------------------------------

                                           Title: Vice President

                                           c/o Prudential Capital Group
                                           Four Embarcadero Center, Suite 2700
                                           San Francisco, California 94111
                                           Facsimile:  (415) 421-6233


                                           THE PRUDENTIAL INSURANCE COMPANY OF
                                           AMERICA, as the sole initial holder
                                           of the Prudential Series A Notes, as
                                           a holder of Prudential Series B
                                           Notes, as a holder of Prudential
                                           Series C Notes and as the sole
                                           initial holder of the Prudential
                                           Series D Notes

                                           By: /s/ Mitchell W. Reed
                                               ---------------------------------

                                           Title: Vice President

                                           c/o Prudential Capital Group
                                           Four Embarcadero Center, Suite 2700
                                           San Francisco, California 94111
                                           Facsimile: (415) 421-6233


                                           PRUDENTIAL RETIREMENT INSURANCE AND
                                           ANNUITY COMPANY, as a holder of
                                           Prudential  Series B Notes, as a
                                           holder of Prudential Series C Notes
                                           By: PRUDENTIAL INVESTMENT MANAGEMENT,
                                           INC., AS INVESTMENT MANAGER

                                           By: /s/ Mitchell W. Reed
                                               ---------------------------------

                                           Title: Vice President

                                           c/o Prudential Capital Group
                                           Four Embarcadero Center, Suite 2700
                                           San Francisco, California 94111
                                           Facsimile: (415) 421-6233


                    SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

                                           MASSACHUSETTS MUTUAL LIFE INSURANCE
                                           COMPANY, as a holder of 1997 Notes
                                           and 1998 Notes
                                           By: Babson Capital Management LLC,
                                           Its: Investment Advisor

                                           By: /s/ Robert D. Erwin
                                               ---------------------------------

                                           Title: Managing Director


                                           CM LIFE INSURANCE COMPANY, as a
                                           holder of 1997 Notes and 1998 Notes
                                           By: Babson Capital Management LLC,
                                           Its: Investment Sub-Advisor

                                           By: /s/ Robert D. Erwin
                                               ---------------------------------

                                           Title: Managing Director


                                           NATIONWIDE LIFE INSURANCE COMPANY, as
                                           a holder of 1997 Notes and 1998 Notes

                                           By: /s/ Wayne T. Frisbee
                                               ---------------------------------

                                           Title: Vice President Portfolio
                                                  Management


                                           LONDON LIFE INSURANCE COMPANY, as a
                                           holder of 1997 Notes

                                           By: /s/ W.J. Sharman
                                               ---------------------------------

                                           Title: Authorized Signatory

                                           By: /s/ D.B. Bergen
                                               ---------------------------------

                                           Title: Authorized Signatory


                    SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

                                           ALLSTATE LIFE INSURANCE COMPANY, as a
                                           holder of 1998 Notes

                                           By: /s/ Robert B. Bodett
                                               ---------------------------------

                                           Title: Authorized Signatory

                                           By: /s/ Patricia W. Wilson
                                               ---------------------------------

                                           Title: Authorized Signatory


                                           UNITED OF OMAHA LIFE INSURANCE
                                           COMPANY, as a holder of 1998 Notes

                                           By: /s/ Edwin H. Garrison, Jr.
                                               ---------------------------------

                                           Title: First Vice President


                                           COMPANION LIFE INSURANCE COMPANY, as
                                           a holder of 1998 Notes

                                           By: /s/ Edwin H. Garrison, Jr.
                                               ---------------------------------

                                           Title: Authorized Representative

                                           BAYSTATE HEALTH SYSTEMS, INC., as a
                                           holder of 1998 Notes
                                           By: Babson Capital Management LLC,
                                           Its: Investment Advisor

                                           By: /s/ Robert D. Erwin
                                               ---------------------------------

                                           Title: Managing Director


                    SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

COUNTERSIGNED AND AGREED BY THE CREDIT PARTIES:

NORTHWEST PIPE COMPANY,
an Oregon corporation


By: /s/ Brian W. Dunham
    ----------------------------------------

Title: President and Chief Executive Officer

200 S.W. Market Street, Suite 1800
Portland, Oregon 97201
Attn: Chief Executive Officer
Facsimile: (503) 240-6615

With a copy to:

Greg Struxness, Esq.
Ater Wynne LLP
222 S.W. Columbia, Suite 1800
Portland, Oregon 97201
Facsimile: (503) 226-0079


                    SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

                                    EXHIBIT I

                    FORM OF CERTIFICATE REGARDING OBLIGATIONS

Bank of America, as Collateral Agent
Agency Management
Mail Code: WA1-50-37-20
800 Fifth Avenue, Floor 37
Seattle, WA 98104
Attn:  Brenda H. Little
Facsimile: (206)358-0971

      Reference is made to that certain Amended and Restated Intercreditor and Collateral Agency Agreement (the "Intercreditor Agreement"), dated as of May 20, 2005, by and among the Secured Creditors identified therein, Northwest Pipe Company and certain of its affiliates identified therein as "Credit Parties" and you as Collateral Agent. All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Intercreditor Agreement.

      This Certificate is a Certificate Regarding Obligations under the Intercreditor Agreement.

      The undersigned certifies that it is the holder of the following Prudential Note Obligations, 1997 Note Obligations, 1998 Note Obligations, L/C Exposure, or Credit Agreement Obligations:

      [describe Prudential Note Obligations, 1997 Note Obligations, 1998 Note Obligations, L/C Exposure, and/or Credit Agreement Obligations]

      The undersigned further certifies that, it is the holder of the following obligations determined as of _______________:

1.     Prudential Note Obligations consisting of principal:           $_________
2.     Prudential Note Obligations consisting of Yield-
       Maintenance Amount:                                            $_________
3.     Prudential Note Obligations consisting of interest:            $_________
4.     Other Prudential Note Obligations:                             $_________

W.     1997 Note Obligations consisting of principal:                 $_________
X.     1997 Note Obligations consisting of Make-Whole Amount:         $_________
Y.     1997 Note Obligations consisting of interest:                  $_________
Z.     Other 1997 Note Obligations:                                   $_________

I.     1998 Note Obligations consisting of principal:                 $_________
II.    1998 Note Obligations consisting of Make-Whole Amount:         $_________


                                       1.

III.   1998 Note Obligations consisting of interest:                  $_________
IV.    Other 1998 Note Obligations:                                   $_________

A.     Credit Agreement Obligations consisting of principal:          $_________
B.     Credit Agreement Obligations consisting of losses, costs or expenses described in Section 3.05 of the Credit Agreement
       as of the date hereof:                                         $_________
C.     Credit Agreement Obligations consisting of interest:           $_________
D.     L/C Exposure (aggregate amount, and amount of each Letter
       of Credit):                                                    $_________
E.     Letter of Credit Disbursements (other than Letter of Credit
       Disbursements that are deemed to be Revolving Advances
       under the Credit Agreement):                                   $_________
F.     Other Credit Agreement Obligations:                            $_________

      The amount to be distributed to the undersigned pursuant to the Intercreditor Agreement should be paid as follows:

                        [set forth payment instructions]

      [The undersigned further certifies to you that it has received Deemed Collateral Proceeds in the aggregate amount of $____________________ during the period from the occurrence of the Enforcement Event specified in the notice from the Collateral Agent to the date hereof.]

                                              Very truly yours,

                                              [SECURED CREDITOR]


                                              By
                                                 -------------------------------
                                              Name:
                                              Title:


                                       2.

                                   EXHIBIT II

                  FORM OF JOINDER AGREEMENT (SECURED CREDITOR)

      Reference is made to that certain Amended and Restated Intercreditor and Collateral Agency Agreement (the "Intercreditor Agreement"), dated as of May 20, 2005, by and among the Secured Creditors identified therein, Northwest Pipe Company and certain of its affiliates identified therein as "Credit Parties" and you as Collateral Agent. All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Intercreditor Agreement. This agreement is a Joinder Agreement (Secured Creditor) referred to in Section 8.3 of the Intercreditor Agreement.

      The undersigned hereby agrees that it is a party to the Intercreditor Agreement and is therefore bound by, and subject to, the terms of the Intercreditor Agreement, and that it is a "Secured Creditor" under, and as defined, therein.

      The undersigned certifies that on or about the date hereof it is the holder of the following Secured Obligations:

                         [describe Secured Obligations]

      The address and facsimile number for notices to the undersigned pursuant to the Intercreditor Agreement is as follows:

              [set forth address and facsimile number for notices]

                                              Very truly yours,

                                              [CREDITOR]


                                              By
                                                 -------------------------------
                                              Name:
                                              Title:

                                   EXHIBIT III

               FORM OF JOINDER AGREEMENT (ADDITIONAL CREDIT PARTY)

      Reference is made to that certain Amended and Restated Intercreditor and Collateral Agency Agreement (the "Intercreditor Agreement"), dated as of May 20, 2005, by and among the Secured Creditors, Northwest Pipe Company and certain of its affiliates identified therein as "Credit Parties" and you as Collateral Agent. All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Intercreditor Agreement. This agreement is a Joinder Agreement (Additional Credit Party) referred to in Section 8.2 of the Intercreditor Agreement.

      The undersigned hereby agrees that it is a party to the Intercreditor Agreement and is therefore bound by, and subject to, the terms of the Intercreditor Agreement, and that it is a "Credit Party" under, and as defined, therein.

      The address and facsimile number for notices to the undersigned pursuant to the Intercreditor Agreement is as follows:

              [set forth address and facsimile number for notices]

                                              Very truly yours,

                                              [ADDITIONAL GUARANTOR]


                                              By
                                                 -------------------------------
                                              Name:
                                              Title:

                                   EXHIBIT IV

                       Notice Information for Noteholders

ALLSTATE LIFE INSURANCE COMPANY
Private Placements Division
3075 Sanders Road, Suite G5D
Northbrook, Illinois 60062-7127
Attention: David Q. Puckett
Phone: (847) 402-7234
Fax:   (847) 326-3092

      With a copy to:

      Allstate Life Insurance Company
      Private Placements Division
      3075 Sanders Road, Suite G5D
      Northbrook, Illinois 60062-7127
      Attention: Michael A. Murphy
      Phone: (847) 402-7234
      Fax:   (847) 326-3092

UNITED OF OMAHA LIFE INSURANCE COMPANY
4 - Investment Loan Administration
Mutual of Omaha Plaza
Omaha, Nebraska 68175-1011
Attention: E.H. Garrison Jr.
Phone: (402) 351-2504
Fax:   (402) 351-2913

COMPANION LIFE INSURANCE COMPANY
Mutual of Omaha Plaza
Investment Division
Omaha, Nebraska 68175
Attention: E.H. Garrison Jr.
Phone: (402) 351-2504
Fax:   (402) 351-2913

NATIONWIDE LIFE INSURANCE COMPANY
One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215-2220
Attn: Corporate Fixed-Income Securities
      David Simaitis
Phone: (614) 249-7618
Fax:   (614) 249-4553

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
c/o Babson Capital Management LLC
1500 Main Street, Suite 2200
Springfield, Massachusetts 01115
Attention: Robert D. Erwin
Phone: (413) 226-1647
Fax:   (413) 226-2647

CM LIFE INSURANCE COMPANY
c/o Babson Capital Management LLC
1500 Main Street, Suite 2200
Springfield, Massachusetts 01115
Attention: Robert D. Erwin
Phone: (413) 226-1647
Fax:   (413) 226-2647

BAY STATE HEALTH SYSTEMS INC.
c/o Babson Capital Management LLC
1500 Main Street, Suite 2200
Springfield, Massachusetts 01115
Attention: Robert D. Erwin
Phone: (413) 226-1647
Fax:   (413) 226-2647


                                       2.

LONDON LIFE INSURANCE COMPANY
Private Debt Investments
The Canada Life Assurance Company
330 University Avenue
Toronto, Ontario M5G 1R8
Canada
Attention: Gaurav Mittal
           Senior Investment Analyst
Phone: (416) 204-2306
Fax:   (416) 597-9678


                                       3.

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I DEFINITIONS..........................................................3

      Section 1.1  Definitions of Certain Terms................................3

      Section 1.2  Terms Generally............................................11

ARTICLE II ACTS AND DUTIES OF SECURED CREDITORS...............................12

      Section 2.1  Acts of Secured Creditors..................................12

      Section 2.2  Determination of Amounts of Obligations....................12

      Section 2.3  Restrictions on Actions....................................12

      Section 2.4  Notice of Enforcement Event; Other Notices.................13

ARTICLE III DUTIES OF COLLATERAL AGENT........................................13

      Section 3.1  Notices to Secured Creditors...............................13

      Section 3.2  Directions from Majority Secured Creditors.................13

ARTICLE IV PROCEEDS RECEIVED UNDER COLLATERAL DOCUMENTS; OTHER
           AMOUNTS RECEIVED...................................................15

      Section 4.1  Establishment of Collateral Accounts; Application
                   of Proceeds of Collateral..................................15

      Section 4.2  Investment of Amounts in Collateral Accounts...............17

      Section 4.3  Turnover of Collateral Received by Secured
                   Creditors..................................................18

      Section 4.4  Turnover of Deemed Collateral Proceeds by Secured
                   Creditors..................................................18

      Section 4.5  Determination of Pro Rata Shares...........................18

      Section 4.6  Adjustment for Avoided Payments............................19

ARTICLE V CONCERNING THE COLLATERAL AGENT.....................................19

      Section 5.1  Appointment and Authorization of Collateral Agent..........19

      Section 5.2  Collateral Agent Fee.......................................19

      Section 5.3  Delegation of Duties.......................................19

      Section 5.4  Liability of Collateral Agent..............................20

      Section 5.5  Reliance by Collateral Agent...............................20

      Section 5.6  Notice of Enforcement Event................................20

      Section 5.7  Credit Decision; Disclosure of Information by
                   Collateral Agent...........................................20

      Section 5.8  Attorney Costs, Expenses and Taxes.........................21

      Section 5.9  Indemnification by Company.................................21

      Section 5.10 Indemnification by Secured Creditors.......................22


                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE

      Section 5.11 BofA in its Individual Capacity............................23

      Section 5.12 Successor Collateral Agent.................................23

ARTICLE VI REPRESENTATIONS AND WARRANTIES.....................................24

ARTICLE VII INTERCREDITOR ARRANGEMENTS........................................24

      Section 7.1  Security Interests.........................................24

      Section 7.2  Restrictions on Waivers, Amendments and Consents
                   to Creditor Documents......................................24

      Section 7.3  Release of Collateral......................................26

      Section 7.4  Additional Guarantors and Collateral.......................26

      Section 7.5  Purchase of Collateral.....................................26

      Section 7.6  Bankruptcy Proceedings.....................................26

      Section 7.7  No Contest of Secured Obligations..........................27

      Section 7.8  Further Assurances, Etc....................................27

ARTICLE VIII MISCELLANEOUS....................................................27

      Section 8.1  No Individual Action.......................................27

      Section 8.2  Successors and Assigns; Replacements and
                   Refinancings...............................................27

      Section 8.3  Notices....................................................28

      Section 8.4  Termination................................................28

      Section 8.5  APPLICABLE LAW.............................................28

      Section 8.6  Amendments and Waivers of Agreement and Collateral
                   Documents..................................................28

      Section 8.7  Waiver of Rights...........................................29

      Section 8.8  Severability...............................................29

      Section 8.9  Counterparts; Effectiveness................................29

      Section 8.10 Section Headings...........................................30

      Section 8.11 Complete Agreement; No Novation............................30


                                       ii.